BLACKROCK FUNDSSM
BlackRock Multi-Asset Real Return Fund
(the “Fund”)

SUPPLEMENT DATED MAY 12, 2014
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 27, 2013

Effective immediately, the Fund’s Statement of Additional Information is amended hereby as follows:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below.

The first paragraph is deleted in its entirety and replaced with the following:

Philip Green, Michael Fredericks, Lutz-Peter Wilke, CFA, Justin Christofel, CFA, and Sunder Ramkumar, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The subsection entitled “Other Funds and Accounts Managed” is deleted and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are jointly and primarily responsible for the day-to-day portfolio management as of July 31, 2013.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Philip Green	21	25	5	0	0	2
	$14.24 Billion	$3.53 Billion	$2.65 Billion	$0	$0	$2.59 Billion
Michael Fredericks	1	0	1	0	0	0
	$4.19 Billion	$0	$54.76 Million	$0	$0	$0
Lutz-Peter Wilke	2	0	4	0	0	2
	$11.66 Billion	$0	$2.65 Billion	$0	$0	$2.59 Billion
Justin Christofel	18	18	2	0	0	0
	$15.76 Billion	$3.39 Billion	$56.94 Million	$0	$0	$0
Sunder Ramkumar*	3	0	0	0	0	0
	$8.57 Billion	$0	$0	$0	$0	$0

* Information provided for Sunder Ramkumar is as of April 30, 2014.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview —Discretionary Incentive Compensation” is deleted and replaced with the following:

The performance of each of Messrs. Christofel, Fredericks, Green, Ramkumar and Wilke is not measured against a specific benchmark.

The subsection entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of July 31, 2013, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Philip Green	None
Michael Fredericks	$50,001–$100,000
Lutz-Peter Wilke, CFA	$1–$10,000
Justin Christofel, CFA	$1–$10,000
Sunder Ramkumar, CFA*	None

* Information provided for Sunder Ramkumar is as of April 30, 2014.

Shareholders should retain this Supplement for future reference.

SAI-MAIP-0514SUP